                                     EXHIBIT W-1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                                GREATFOOD.COM, INC.

                     SERIES C PREFERRED STOCK PURCHASE WARRANT

This certifies that, in consideration for $100.00 and other value received, __________________, or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after January 31, 2000, if GreatFood.com, Inc., a Washington corporation (the "Company"), has not completed a sale in an underwritten public offering under the Securities Act of 1933, as amended (the "Act"), of shares of its Common Stock in which (i) the aggregate price paid by the public for the shares shall be at least $10,000,000, and (ii) the price per share paid by the public for such shares shall be at least $10.00 per share (the "Trigger Date"), at or prior to 11:59 pm., Pacific time, on May 17, 2002 (the "Expiration Time"), to acquire from the Company, in whole or in part, up to such number of fully paid and nonassessable shares of Series C Preferred Stock of the Company described on Schedule A hereto ("Warrant Stock") at a purchase price per share of $0.01 (the "Exercise Price") subject to the terms set forth in Section 1 below. Notwithstanding the foregoing, should the Company be sold or acquired on or before January 31, 2000 at an effective price per share to the Purchasers (as such term is defined in the Series C Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") between the Company and the Purchasers of even date herewith) of $10.00, then this Warrant shall be become null and void, and non-exercisable. Such number of shares and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment.

1.   EXERCISE OF WARRANT

The purchase rights represented by this Warrant are exercisable by the registered holders hereof, in whole or in part, at any time and from time to time on or after the Trigger Date and at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 2731 Eastlake Avenue East, Seattle, WA 98102 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holders of this Warrant shall be entitled to receive from the Company stock certificates in proper form representing the number of shares of Warrant Stock so purchased. This Warrant is exercisable for the number of shares of Warrant Stock determined according to Schedule A attached hereto.

2.   CONVERSION OF WARRANT

The registered holder hereof shall have the right to convert this Warrant, in whole or in part, at any time and from time to time on or after the Trigger Date and at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the office of the Company at the address set forth in Section 1 hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into shares of Warrant Stock (determined according to Schedule A) as provided in this Section 2. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Warrant Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

               A    =    the Conversion Price (as defined in the Company's
                    Articles of Incorporation, as amended) of one share of Warrant Stock on the date of conversion of this Warrant.

               B    =    the Exercise Price for one share of Warrant Stock
                    under this Warrant, which initially is $0.01.

               X    =    the number of shares of Warrant Stock as to which
                    this Warrant is being converted (determined according to Schedule A).

No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the registered holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

Upon conversion of this Warrant in accordance with this Section 2, the registered holders hereof shall be entitled to receive certificates for the number of shares of Warrant Stock determined in accordance with the foregoing.

3.   ISSUANCE OF SHARES

Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise and payment of the Exercise Price, or conversion of this Warrant, will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.

4.   CHARGES, TAXES AND EXPENSES

Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant.

5.   NO RIGHTS AS SHAREHOLDERS

This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

6.   EXCHANGE AND REGISTRY OF WARRANT

This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.   LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.   SATURDAYS, SUNDAYS AND HOLIDAYS

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.


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

9.   RECLASSIFICATION, CONVERSION, ETC.

If the Company at any time shall, by reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, including, without limitation, conversion of the Warrant Stock into Common Stock in accordance with the Articles of Incorporation upon an initial public offering or otherwise, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

10.  TRANSFERABILITY

Prior to the Expiration Time and subject to compliance with applicable laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company), this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof, to any affiliate or constituent partner of the holder. Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed. Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of Warrant Stock or Common Stock issued upon exercise or conversion hereof or thereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 10. In addition, if the holder of the Warrant (or any portion thereof) or any Warrant Stock or Common Stock issued upon exercise or conversion hereof or thereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant, Warrant Stock or Common Stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant, Warrant Stock or Common Stock that do not bear the legend set forth in
Section 12(b) hereof. In the event that certificates for shares of Warrant Stock are to be issued in a name other than the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

11.  REGISTRATION RIGHTS

     Upon exercise of this Warrant, the registered holder shall have and be entitled to exercise, together with all other holders of Registrable Securities possessing registration rights under that certain Registration Rights Agreement, of even date herewith, by and between the Company and the parties who have executed the counterpart signature pages thereto or are otherwise bound thereby (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement to Registrable Securities. By its receipt of this Warrant, the registered holder agrees to be bound by the Registration Rights Agreement.

12.  COMPLIANCE WITH SECURITIES LAWS

     (a) The registered holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock or Common Stock to be issued upon exercise or conversion hereof or thereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock or Common Stock to be issued upon exercise or conversion hereof or thereof except under circumstances that will not result in a violation of the federal or state securities laws. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Warrant Stock or Common Stock so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (b) The Warrant and all shares of Warrant Stock or Common Stock issued upon exercise or conversion hereof or thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SERIES C PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF MAY 17, 1999 BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN PURCHASERS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH

          RESPECT TO SUCH TRANSFER.  A COPY OF SUCH CONDITIONS SHALL
          BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

13.  REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the holder hereof that:

     (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Series C Preferred Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

     (b) during the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

     (c) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates, upon exercise of this Warrant, to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

     (d) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

     (e) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock and the performance of the Company's obligations hereunder has been taken;

     (f) the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Company's Articles of Incorporation, as amended, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

     (g) the issuance of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock will not be subject to any preemptive rights,


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

          rights of first refusal or similar rights except as contemplated by the Stock Purchase Agreement and the Related Agreements (as defined in the Stock Purchase Agreement).

14.  COOPERATION

The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

15.  GOVERNING LAW

This Warrant shall be governed by and construed in accordance with the laws of the State of Washington.

                      [Rest of page intentionally left blank]


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

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated: May 17, 1999

                                        GreatFood.com, Inc.


                                        By___________________________________
                                        Title________________________________


ACCEPTED: May 17, 1999


By:_________________________________

                                 NOTICE OF EXERCISE

To:  GreatFood.com, Inc.

(1) The undersigned hereby elects to purchase ___________shares of Series C Preferred Stock of GreatFood.com, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

                              __________________________
                                        (Name)


                              __________________________
                                      (Address)

(3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

________________________________        ___________________________________
          (Date)                                  (Signature)

                               NOTICE OF CONVERSION

To:  GreatFood.com, Inc.

(1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series C Preferred Stock of GreatFood.com, Inc. as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

(2) Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

                              __________________________
                                        (Name)


                              __________________________
                                      (Address)

(3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

________________________________        __________________________________
          (Date)                                  (Signature)

                                 ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_____________________________________________________________________________
                                    (Please Print)

whose address is ____________________________________________________________
                                    (Please Print)


                                        Dated: ______________________________
                                        Holder's Signature:__________________
                                        Holder's Address:____________________
                                        _____________________________________

Guaranteed Signature:________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


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

                                    SCHEDULE A

If a First Closing and Second Closing (as those terms as defined in the Purchase Agreement of even date herewith) have both occurred on or prior to exercise of this Warrant, then this Warrant shall be exercisable for _______shares of Series C Preferred.

If only a First Closing has occurred on or prior to exercise of this Warrant, then this Warrant is exercisable _______ shares of Series C Preferred.


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

                                   Investor List

              Purchaser                                 Number of Warrants
              ---------                                 ------------------
     Riverside Partnership                                    284,308
     The Productivity Fund IV, L.P.                            32,308
     Mark Koulogeorge                                           5,385
     Alex Kim                                                   1,077